UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2004
                                                          ---------------

                           Solomon Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      000-50532                   52-1812208
         --------                      ---------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                         1400 L & R Industrial Boulevard
                          Tarpon Springs, Florida 34689
                          -----------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (727) 934-8778
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

         -   "may"
         -   "will"
         -   "should"
         -   "estimates"
         -   "plans"
         -   "expects"
         -   "believes"
         -   "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2003.


Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers

David Tether assumed the post of Chief Technology Officer as of July 21, 2004, resigning his position as Chief Executive Officer as of August 19, 2004, and will continue to serve on Solomon's Board of Directors. Mr. Tether is the inventor of Solomon's ST Electric Propulsion System and founded the Company in 1993. He served as Solomon's Chairman until May 2004 and as its CEO since its inception. The Company believes that as a result of these changes Mr. Tether will be able to focus his talents and technical expertise on the Company's groundbreaking electric propulsion products and technologies.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOLOMON TECHNOLOGIES, INC.
                                        (Registrant)


Dated:  August 31, 2004                 By:  /s/ Peter W. DeVecchis, Jr.
                                             ---------------------------
                                             Peter W. DeVecchis, Jr.
                                             President
                                             (Principal Executive Officer)


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